                                                                    Exhibit 10.2



                                FOURTH AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT


            THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Fourth Amendment") dated as of August 1, 1997 relates to that certain Amended and Restated Credit Agreement dated as of September 24, 1996 (as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Acme Alabama, Inc., RSC Industrial Corporation (formerly known as Acme Dixie Inc.), Acme Duval Inc., Acme Rents, Inc., The Air & Pump Company and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), RSC Acquisition Corp., RSC Holdings, Inc. and Rental Service Corporation (collectively, the "Parent Guarantors"), each financial institution identified on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), the Issuing Bank and BT Commercial Corporation ("BTCC") acting as agent for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").

            1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

            2. AMENDMENTS TO THE CREDIT AGREEMENT. As of the applicable "Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

                  2.1 AMENDMENTS TO SECTION 8.3. Section 8.3 of the Credit Agreement is hereby amended to delete in their entirety each of the Maximum Total Indebtedness Ratios set out opposite the dates June 30, 1997, September 30, 1997 and December 31, 1997 therein and to substitute in lieu thereof "3.65x", "3.60x" and "3.60x", respectively.

                  2.2 AMENDMENT TO SECTION 8.5(f). Section 8.5(f) of the
      Credit Agreement is hereby amended to delete in its entirety the Maximum Amount of Capital Expenditures set out opposite Fiscal Year 1997 therein and to substitute in lieu thereof "$138,000,000".

                  2.3 AMENDMENT TO ANNEX I. Annex I to the Credit Agreement is hereby deleted in its entirety and new Annex I, attached hereto as Exhibit I, is substituted in lieu thereof.

            3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the date hereof and as of each Effective Date and after giving effect to this Fourth Amendment:

            (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such Dates, as if then made, other than representations and warranties that relate solely to an earlier date;

            (b) No Default or Event of Default shall have occurred and is continuing;

            (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

            (d) No Change of Control has occurred.

            4. EFFECTIVE DATE. The amendments described in Sections 2.1 and 2.2 above shall become effective as of June 30, 1997 and the amendment described in
Section 2.3 shall become effective as of July 8, 1997 (each an "Effective Date" for such amendment) upon the satisfaction of each of the following conditions:

            (a) The Agent shall have received counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and the Majority Lenders and such additional documentation as the Agent may reasonably request;


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            (b) No law, regulation, order, judgment or decree of any
      Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Fourth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect; and

            (c) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the date hereof shall have been paid.

            5. MISCELLANEOUS. This Fourth Amendment is a Credit Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed to be in full force and effect. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

            6. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS FOURTH AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS FOURTH AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.


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            IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the
Parent Guarantors have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:                          ACME ALABAMA, INC.,
                                      an Alabama corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    RSC INDUSTRIAL CORPORATION,
                                      a Delaware corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    ACME DUVAL INC.,
                                      a Delaware corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    ACME RENTS, INC.,
                                      a California corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    THE AIR & PUMP COMPANY,
                                      a Texas corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------


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                                    WALKER JONES EQUIPMENT, INC.,
                                      a Mississippi corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

PARENT GUARANTORS:                  RSC ACQUISITION CORP.,
                                      a Delaware corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    RSC HOLDINGS, INC.,
                                      a Delaware corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

                                    RENTAL SERVICE CORPORATION,
                                      a Delaware corporation

                                    By: /s/ Robert M. Wilson
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------

AGENT:                              BT COMMERCIAL CORPORATION,
                                      as Agent

                                    By: /s/ Richard Faulkner
                                        ----------------------------------------
                                    Title: Associate
                                           -------------------------------------

LENDERS:                            BANKBOSTON, N.A.

                                    By: /s/ Robert J. Brandow
                                        ----------------------------------------
                                    Title: Director
                                           -------------------------------------

                                    BT COMMERCIAL CORPORATION

                                    By: /s/ Richard Faulkner
                                        ----------------------------------------
                                    Title: Associate
                                           -------------------------------------


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                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By: /s/ William Shiao
                                        ----------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------

                                    CONGRESS FINANCIAL CORPORATION
                                    (WESTERN)

                                    By: /s/ Ceceil C. Chinery
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    SUMMIT COMMERCIAL/GIBRALTAR CORP.
                                    (formerly known as Gibraltar
                                    Corporation of America)

                                    By: /s/ Harvey Friedman
                                        ----------------------------------------
                                    Title: Executive Vice President
                                           -------------------------------------

                                    HELLER FINANCIAL, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    IBJ SCHRODER BUSINESS CREDIT
                                    CORPORATION

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    LASALLE NATIONAL BANK, N.A.

                                    By: /s/ Christopher G. Clifford
                                        ----------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------


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                                    MELLON BANK, N.A.

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    NATIONAL BANK OF CANADA

                                    By: /s/ Beth A. Pease
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    NATIONSBANK OF TEXAS, N.A.

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    SANWA BANK CALIFORNIA

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    SUMITOMO BANK OF CALIFORNIA

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By: /s/ Martin Valencia
                                        ----------------------------------------
                                    Title: Assistant Vice President
                                           -------------------------------------


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
                                    EXHIBIT I
                                       TO
                                FOURTH AMENDMENT



                         New Annex I to Credit Agreement


                                    Attached.

                                     ANNEX I

                         LENDERS AND COMMITMENT AMOUNTS
                               AS OF JULY 8, 1997

Name and Address of Lender                                     Commitment
----------------------------------------                       ----------
BankBoston, N.A.                                               $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

      100 Federal Street
      Boston, MA 02106
      Attention: Alexander Stephen
      Telecopier No: 617-434-2309


BT Commercial Corporation                                      $ 30,000,000.00

Domestic and Eurodollar Lending Offices:

      14 Wall Street, 3rd Floor
      New York, New York 10005
      Attention:  Bharathi Baliga
      Telecopier No: 212-618-2428


The CIT Group/Business Credit, Inc.                            $ 26,500,000.00

Domestic and Eurodollar Lending Offices:

      300 South Grand Avenue
      Los Angeles  CA  90071
      Attention:  Evelyn Lopez
      Telecopier No: 213-613-2588


Congress Financial Corporation (Western)                       $ 20,000,000.00

Domestic and Eurodollar Lending Offices:

      225 South Lake Avenue, Suite 1000
      Pasadena  CA  91101
      Attention:  Cecil Chinery
      Telecopier No: 818-304-4949
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Deutsche Financial Services Corporation                        $ 22,500,000.00

Domestic and Eurodollar Lending Offices:

      1633 Des Peres Road, Suite 305
      St. Louis, Missouri 63131
      Attention:  Jeff Craver
      Telecopier No: 314-909-0307


Summit Commercial/Gibraltar Corp. (formerly
 known as Gibraltar Corporation of America)                    $ 13,500,000.00

Domestic and Eurodollar Lending Offices:

      546 Fifth Avenue - Floor 20
      New York  NY  10036
      Attention:  Irwin Schwartz
      Telecopier No: 212-695-2007


Heller Financial, Inc.                                         $ 17,500,000.00

Domestic and Eurodollar Lending Offices:

      101 Park Avenue
      New York, NY 10178
      Attention:  Thomas W. Bukowski
      Telecopier No. 212-880-2060


IBJ Schroder Business Credit Corporation                       $ 20,000,000.00

Domestic and Eurodollar Lending Offices:

      One State Street
      New York  NY  10004
      Attention:  Thomas M. Bayer
      Telecopier No: 212-858-2151


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LaSalle National Bank, N.A.                                    $ 25,000,000.00

Domestic and Eurodollar Lending Offices:

      135 South LaSalle Street, Suite 425
      Chicago, Illinois 60603
      Attention:  Christopher Clifford
      Telecopier No: 312-750-6450


Mellon Bank, N.A.                                              $ 17,500,000.00

Domestic and Eurodollar Lending Offices:

      1735 Market Street
      Philadelphia, PA 19103
      Attention:  Jeffrey G. Saperstein
      Telecopier No: 215-553-0201


National Bank of Canada                                        $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

      725 S. Figueroa Street, Suite 1690
      Los Angeles, CA 90017
      Attention: Evelyn Pimentel
      Telecopier No: 213-629-3810


NationsBank of Texas, N.A.                                     $ 25,000,000.00

Domestic and Eurodollar Lending Offices:

      901 Main Street, 6th Floor
      Dallas, Texas 75202
      Attention: Mark E. James Beckemeier
      Telecopier No: 214-508-3501


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Sanwa Bank California                                          $ 20,000,000.00

Domestic and Eurodollar Lending Offices:

      601 South Figueroa Street
      Los Angeles, California 90017
      Attention:  Robert G. Moore
      Telecopier No: 213-896-7090


Sumitomo Bank of California                                    $ 15,000,000.00

Domestic and Eurodollar Lending Offices:

      611 West Sixth Street, Suite 3900
      Los Angeles, California 90017
      Attention:  Matthew R. Van Steenhuyse
      Telecopier No: 213-622-1385


Union Bank of California, N.A.                                 $ 17,500,000.00

Domestic and Eurodollar Lending Offices:

      Commercial Finance Division
      70 South Lake Avenue
      Suite 900
      Pasadena, California 91101
      Attention:  Martin P. Valencia
      Telecopier No: 818-304-1845

                        Total Commitments:                     $300,000,000.00


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